UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                          March 21, 2000


                       ZANDRIA CORPORATION
      (Exact name of registrant as specified in its charter)



Nevada                     33-55254-30                 87-0438851
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


          1450 Front Street, San Diego, California 92101
             (Address of principal executive offices)


                          (619) 615-3110
       (Registrant's telephone number, including area code)

                      Registrant's Attorney:
                   B. Roland Frasier, III, Esq.
                   Gage, Frasier & Teeple, LLP
                9255 Towne Center Drive, Suite 500
                   San Diego, California 92121
                          (858) 622-7878



                          Longhorn, Inc.
  (Former name or former address, if changed since last report)


                This Report Consists of 2 Pages

Item 1  Changes in Control of Registrant

     The Registrant is now controlled by Zandria Entertainment Networks, Inc., a Florida corporation. The Registrant entered into an Asset Purchase Agreement with Zandria Entertainment Networks, Inc., a Florida corporation, ("Zandria") to acquire all its assets. The Registrant provided Zandria with 4,000,000 shares of its restricted common stock which provided Zandria, at the close of this transaction, 78.18% of the issued and outstanding common stock. Zandria is a non-reporting, non-trading company.


Item 2  Acquisition on Disposition of Assets

     The Registrant has acquired the assets, subject to liens and liabilities, of Zandria on March 14, 2000. A list of the assets acquired are set forth in Exhibit "A" attached hereto.


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     The Registrant has retained the firm of Jones, Jensen &
Company, Certified Public Accountants, 50 South Main Street,
Suite 1450, Salt Lake City, UT 84144.

     (a)  The date of engagement is March 21, 2000.
     (b)  There were no disagreements with the former accountant.
     (c) The accountants report for the last two (2) years was unqualified.
     (d) The former accountant agrees with the statements made by the Registrant and a copy of his letter, addressed to the Commission as to his agreement, is attached hereto as Exhibit "B".
     (e) The decision to change accountants was approved by the Board of Directors.


Item 5  Other Events

     On March 14, 2000, Krista Nielson and Sasha Belliston, the remaining Directors, named Trevor Watson Director and then resigned as an Officers and Directors. Upon the resignation of Krista Nielson and Sasha Bellistron, Trevor Watson named Earl Wong and Michael Howard as Directors and Board of Directors elected Trevor Watson the new Chairman and Chief Executive Officer. In addition, Trevor Watson was elected Secretary of the Registrant and Michael Howard was elected Chief Financial Officer. On March 16, 2000 the Board of Directors voted to change the name of the Registrant to Zandria Corporation and authorized a stock split of six new common shares for each old share.


Item 6  Resignations of Registrant's Directors

     Krista Nielson and Sasha Belliston have resigned as Directors and Officers of the Registrant on March 14, 2000.
There were no disagreements between Krista Nielson, Sasha
Belliston and the Registrant.


Item 7  Financial Statement and Exhibits

     Audited Financial Statements of the Registrant will be filed prior to May 10, 2000.


Item 8  Supplementary Information

     Not Applicable.


                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Zandria Corporation
                                   (Registrant)



Dated:  March 24, 2000             By: /s/ Trevor Watson
                                       Trevor Watson
                                       CEO/Director

                           EXHIBIT "A"

              ZANDRIA ENTERTAINMENT NETWORK, INC.
               BALANCE SHEET AS OF MARCH 10, 2000
                            SUMMARY
                          (unaudited)

                                                    BALANCE
ASSETS                                              3/10/00
                                                  -----------

Current Assets:                                   $   773,575
Fixed Assets                                      $    83,543
Other Assets                                      $ 1,125,000
                                                  -----------
Total Assets                                      $ 1,982,118

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities                                       $    92,150
Shareholder's Equity                              $ 1,889,968
                                                  -----------
Total Liabilities and Shareholders' Equity        $ 1,982,118

              ZANDRIA ENTERTAINMENT NETWORK, INC.
               BALANCE SHEET AS OF MARCH 10, 2000
                             ASSETS
                          (unaudited)

                                                    BALANCE
ASSETS                                              3/10/00
                                                  -----------

Current Assets:

Cash Accounts
  Wells Fargo Checking Account 0488-839002        $   82,575
  Wells Fargo Investment Account 6618746804       $  500,000
                                                  -----------
Total Cash Accounts                               $  582,575

Loans Receivable - Levelred.com (see note 1)      $  191,000

Fixed Assets:
  Furniture, Fixtures & Equipment                 $   39,372
  Vehicles:
    Lincoln Towncar 1993                          $   14,205
    Jeep Cherokee 1994                            $   14,131
    Plymouth Mini Van 1996                        $   15,835
                                                  -----------
  Total Vehicles                                  $   44,171
                                                  -----------
Total Fixed Assets                                $   83,543

Other Assets:
  Investment in Levelred (see note 2)             $  800,000
  Tradename "Levelred.com"                        $   25,000
  Investment in New-Co                            $  300,000
                                                  -----------
Total Other Assets                                $1,125,000
                                                  -----------

Total Assets                                      $1,982,118
                                                  ===========

Note 1:   Convertible to Stock

Note 2:   3,000,000 shares at $.25 per share
          $50,000 for Grant of Call Option

              ZANDRIA ENTERTAINMENT NETWORK, INC.
               BALANCE SHEET AS OF MARCH 10, 2000
                          LIABILITIES
                          (unaudited)

                                                    BALANCE
LIABILITIES                                         3/10/00
                                                  -----------

Broker Fees Payable (see note 1)                  $   82,150
Other Accrued Payables                            $   10,000
                                                  -----------
Total Liabilities                                 $   92,150


Note 1:   Broker fees payable to First Choice Productions, Inc.

              ZANDRIA ENTERTAINMENT NETWORK, INC.
               BALANCE SHEET AS OF MARCH 10, 2000
                      SHAREHOLDERS' EQUITY
                          (unaudited)

                                                    BALANCE
SHAREHOLDERS' EQUITY                                3/10/00
                                                  -----------

Common Stock                                      $ 4,156,425
Retained Earnings                                 $(1,615,724)
Current Year Earnings                             $  (650,733)
                                                  -----------
Total Equity                                      $ 1,889,968


COMMON SHARES

Authorized                25,000,000
Issued                     4,797,945
Treasury                     202,055
Total Outstanding          5,000,000

                           EXHIBIT "B"

                   [SMITH & COMPANY LETTERHEAD]


March 22, 2000


U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

RE:  Zandria Entertainment Networks, Inc.
     (formerly Longhorn, Inc.)

Dear General Persons:

Please be advised that we were the former accountant for Zandria Entertainment Networks, Inc. (formerly Longhorn, Inc.), a Nevada corporation. We agree with the statements of the registrant made in Item 4. The registrant may file a copy of this letter as an exhibit to its report on form 8-K.


Very truly yours,


Smith & Company


 10 West 100 South, Suite 700 - Salt Lake City, Utah 84101-1554
     Telephone: (801) 575-8297 - Facsimile: (801) 575-8306
               E-mail: smith&co@smithandcocpa.com
  Members: American Institute of Certified Public Accountants
        Utah Association of Certified Public Accountants